Long-term Investments - Schedule of Equity Investments without Readily Determinable Fair Value (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Schedule Of Investments [Abstract]
Initial cost basis	¥ 2,285,439	$ 358,635	¥ 2,654,055
Cumulative unrealized gains	329,768	51,748	235,258
Cumulative unrealized losses (including impairment)	(270,421)	(42,435)	(247,468)
Total carrying amount	¥ 2,344,786	$ 367,948	¥ 2,641,845